UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 24, 2009
(Date of Report — date of earliest event reported)
BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

8500 Executive Park Avenue Suite 300 Fairfax, Virginia (Address of Principal Executive Offices)		22031 (Zip Code)
(703) 270-1700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 24, 2009, Brookfield Homes Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company with respect to the increase in the total number of shares of common stock that the Company is authorized to issue from 65,000,000 shares to 200,000,000 shares (the “Amendment”). The Amendment was approved by our stockholders on March 24, 2009. The additional common stock authorized by the Amendment have rights identical to the currently outstanding common stock.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits:
          3.1  Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Brookfield Homes Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  March 25, 2009

BROOKFIELD HOMES CORPORATION
By:	/s/ CRAIG J. LAURIE
Craig L. Laurie
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Brookfield Homes Corporation.